SHARE PURCHASE AGREEMENT


MADE  AND  ENTERED  INTO  ON  THE  15TH  DAY  OF  SEPTEMBER  1999.


BETWEEN:
     IVISION GROUP LTD., a corporation duly incorporated under the laws of Nevada, U.S.A., and having its head office at 3230 East Flamingo Road, Suite 156, Las Vegas, Nevada, U.S.A. 89121, acting and represented hereby by Andre Dorais, duly authorized as he so declares,

 (hereinafter  referred  to  as  the  "Purchaser");


AND:
     FRANCOIS CHARRON, a businessman, domiciled and residing at 1270, Marconi street, Drummondville, Quebec, J2B 8E9;

  (hereinafter  referred  to  as  "Charron")

AND:
     SCHLAGALACK INC., a company duly incorporated under the laws of Quebec and having its head office at 2552, rue Ste-Catherine East, Montreal, Quebec, H2K 2K3, acting and represented hereby by Fran ois Charron, its president, duly authorized as he so declares;

     (hereinafter  referred  to  as  "Schlagalack")

     (collectively referred to as the "Vendor" on a joint and several basis hereinafter);


AND:
     IXIEM! PRODUCTIONS INC., a corporation duly incorporated under the Laws of Canada and having its head office at 2550, Ste-Catherine East, Montreal, Quebec, H2K 2K3, acting and represented hereby by Fran ois Charron, its President, duly authorized as he so declares;

     (hereinafter  referred  to  as  "Ixiem"  or  the  "Acquired  Corporation");



     WHEREAS  the  Purchaser  is  a  publicly  traded  company listed on the OTC
Bulletin Board, involved in web commerce interactive marketing and related matters;

     WHEREAS Ixiem, a company duly incorporated under the laws of Quebec, having its head office and principal place of business at 2550, Saint-Catherine East, Montreal, Quebec, H2K 2K3 (hereinafter referred to as "Ixiem"), is a web project management consulting corporation;

WHEREAS all the issued and outstanding shares in the share capital of Ixiem are owned under the Laws of Quebec, by the Vendor; and

     WHEREAS the Purchaser wishes to purchase and the Vendor wishes to sell to the Purchaser all of the issued and outstanding shares in the share capital of Ixiem.


     NOW THEREFORE, THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants hereinafter provided, the parties agree as follows:


                                    ARTICLE 1
                  DEFINITIONS AND PRINCIPLES OF INTERPRETATION
                  --------------------------------------------

1.1     DEFINITIONS - Whenever used in this Agreement, unless there is something
        -----------
inconsistent in the subject matter or context, the following words and terms shall have the meanings set out below:

1.1.1 ACCOUNTS RECEIVABLE means any and all accounts receivable, bills receivable and book debts of the Acquired Corporation as the case may be, prior to the Closing Date;

1.1.2 ACCRUED LIABILITIES means any and all accrued liabilities of the Acquired Corporation incurred in the ordinary course of business, including accruals for vacation pay, customer rebates and allowances for product returns;

1.1.3      ACQUIRED  CORPORATION  means  Ixiem;

1.1.4 AGREEMENT means this Share Purchase Agreement, including all schedules, and all instruments supplementing or amending or confirming this Agreement and references to Article or Section mean and refer to the specified Article or Section of this Agreement;

1.1.5      ARM'S  LENGTH  means  arm's  length  as defined in the Income Tax Act
(Canada);

1.1.6 BALANCE SHEETS means the balance sheet of Ixiem as at May 31st, 1999 copy of which are attached is Schedule 1.1.16;

1.1.7 BOOKS AND RECORDS means all books and records of the Acquired Corporation, including financial, corporate, operation and sales books, records, books of account, sales and purchase records, lists of suppliers and customers, business reports, plans and projections and all other documents, files, records, correspondence, and other data and information, financial or otherwise, including without limitation, all data and information stored on computer-related media;

1.1.8 CLAIMS means any claim, demand, action, cause of action, damage, loss, costs, liability or expense, including, without limitation, reasonable professional fees and all costs incurred in pursuing any of the foregoing;

1.1.9 CLOSING means the completion of the sale to and purchase by the Purchaser of the Purchased Shares under this Agreement and all ancillary transactions contemplated hereof;

1.1.10 CLOSING DATE means the 15th day of September 1999, or such other date as the parties may agree in writing as the date upon which the Closing shall take place;

1.1.11 CLOSING TIME means 5:30 P.M., Montreal time, on the Closing Date or such other time on such date as the parties may agree in writing as the time at which the Closing shall take place;

1.1.12 CONTRACTS means all contracts, licences, leases, agreements, commitments, entitlements and engagements of the Acquired Corporation whether written or oral and includes all quotations, orders or tenders for contracts which remain open for acceptance and any supplier's warranty, guarantee or commitment (express or implied);

1.1.13 ENCUMBRANCE means any pledge, lien, charge, hypothec, security agreement, lease, title retention agreement, mortgage, encumbrance or option;

1.1.14 EQUIPMENT CONTRACTS means all leases, equipment leases, conditional sales contracts, leasings, installment sales, title retention agreements and other similar agreements relating to equipment;

1.1.15 EXCHANGED SHARES means collectively all shares of Common Stock in the share capital of the Purchaser issued to the Vendor pursuant to section 3 of this Agreement;

1.1.16 FINANCIAL STATEMENTS means the unaudited financial statements for the fiscal year ended December 31st 1998, copy of which is attached as Schedule 1.1.16;

1.1.17 GOVERNMENTAL AUTHORITY means any government, regulatory authority, governmental department, agency, commission, board, tribunal, crown corporation, or court or other law, rule or regulation-making entity having or purporting to have jurisdiction on each of the Acquired Corporation, as the case may be;

1.1.18 GOVERNMENTAL AUTHORIZATION means all authorizations, approvals, licences or permits issued, granted, given, or otherwise made available by or under the authority of any Governmental Authority as required pursuant to Laws;

1.1.19 INDEBTEDNESS means the indebtedness of the Acquired Corporation for borrowed money including principal and accrued interest and the cost of repayment of any indebtedness of the Acquired Corporation for borrowed money;

1.1.20 INTELLECTUAL PROPERTY means all copyrights, trademarks, trade names, proprietary informations, trade secrets and all other intellectual property owned by, licensed to or used by the Acquired Corporation (including applications and registrations for any of the foregoing and renewals, divisions, extensions and reissues, where applicable, pertaining thereto) as described in
Schedule  1.1.20;

1.1.21 INVENTORIES means all inventories of every kind and nature and wheresoever situate, owned by the Acquired Corporation including, without limitation, all work-in-progress;

1.1.22 LAWS means all applicable laws, by-laws, rules, regulations, orders, ordinances and judgements or other requirements of any Governmental Authority;

1.1.23 LOSSES means any damage, liability, loss, cost, expense (including all reasonable attorney's), deficiency, interest, penalty, impositions, assessments or fines;

1.1.24 MATERIAL CONTRACTS means (a) the Equipment Contracts, Real Property Leases; (b) any other Contract involving aggregate annual payments to or by any Acquired Corporation in excess of $1,000.00; (c) any commitment to or by the Acquired Corporation that may reasonably extend beyond three (3) months from the Closing Date; and (d) any Contract which is outside the ordinary course of business;

1.1.25 PERSON means any individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, Governmental Authority, and a natural person in such person's capacity as trustee, executor, administrator or other legal representative;

1.1.26 PURCHASED SHARES means all of the issued and outstanding shares in the share capital of Ixiem, as described in Schedule 2.1;

1.1.27 REAL PROPERTY LEASES means those leases, subleases, agreements to lease, tenancy agreement, rights of occupation, licences and other agreements relating to real property used or occupied by the Acquired Corporation;

1.1.28 TAX RETURNS includes, without limitation, all returns, reports, declarations, elections, notices, filings, information returns and statements filed in respect with Taxes; and

1.1.29 TAXES includes, without limitation, all taxes, duties, fees, premiums, assessments, imposts, levies and other charges of any kind whatsoever imposed by any Governmental Authority, together with all interest, penalties, fines, additions to tax or other additional amounts imposed in respect thereof, including, without limitation, those levied on, or measured by, or referred to as income, gross receipts, profits, capital, transfer, land transfer, sales, goods and services, use, value-added, excise, stamp, withholding, business, franchising, property, payroll, employment, health, social services, education and social security taxes, all surtaxes, all customs duties and import and export taxes, all license, franchise and registration fees and all employment insurance, health insurance and Canada, Quebec and other government pension plan premiums.

1.1.30      VENDOR  means  Charron and Schlagalack on a joint and several basis.

1.2     CERTAIN  RULES  OF INTERPRETATION - In this Agreement and the Schedules:
        ---------------------------------

(a)     TIME  -  time  is  of  the  essence  in  the performance of the parties'
        ----
respective  obligations;

(b)     CURRENCY  -  unless otherwise specified, all references to money amounts
        --------
are  to  Canadian  currency;

(c)     HEADINGS  -  the  descriptive  headings  of  Articles  and  Sections are
        --------
inserted solely for convenience of reference and are not intended as complete or accurate descriptions of the content of such Articles or Sections;

(d)     SINGULAR,  ETC.  - the use of words in the singular or plural, or with a
        ---------------
particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such person or persons or circumstances as the context otherwise permits;

(e)     CALCULATION OF TIME - unless otherwise specified, time periods within or
        -------------------
following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the period commences and including the day on which the period ends and by extending the period to the next business day following if the last day of the period is not a business day;

1.3     ENTIRE AGREEMENT - This Agreement together with the agreements and other
        ----------------
documents to be delivered pursuant to this Agreement, constitute the entire agreement between the parties pertaining to the subject matter of this Agreement and supercede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter of this Agreement except as specifically set forth in this Agreement and any document delivered pursuant to this Agreement. No supplement, modification or waiver or termination of this Agreement shall be binding unless executed in writing by the parties to be bound thereby.

1.4     APPLICABLE  LAW  -  This Agreement shall be construed in accordance with
        ---------------
the laws of the Province of Quebec and the laws of Canada applicable therein and shall be treated, in all respects, as a Quebec contract.

1.5     ACCOUNTING  PRINCIPLES  - All reference to generally accepted accounting
        ----------------------
principles means to principles recommended, from time to time, in the Handbook of the Canadian Institute of Chartered Accountants and all accounting terms not otherwise defined in this Agreement have the meanings assigned to them in accordance with Canadian generally accepted accounting principles.

1.6     SCHEDULES  -  The  schedules  to this Agreement, as listed below, are an
        ---------
integral  part  of  this  Agreement:

Schedule     Description
--------     -----------

1.1.16    Financial  Statements
1.1.20    Intellectual  Property
2.1       Shareholding  and  Authorized  Share  Capital  of  Ixiem
4.2.4     List  of  Equipment
4.2.22     Insurance  Policy
4.2.23  a)     Material  Contracts
4.2.24     Protectron  bill


                                    ARTICLE 2
                            ACQUISITION TRANSACTIONS
                            ------------------------

2.1     PURCHASE  AND  SALE  OF  THE PURCHASED SHARES - Subject to the terms and
        ---------------------------------------------
conditions  herein,  the  parties  shall  effect  the  following  transactions:

(a) at the Closing Time, the Vendor shall sell, transfer and assign to the Purchaser and the Purchaser shall purchase and accept the assignment of all the Purchased Shares, as listed in Schedule 2.1;

(b) the Purchaser shall pay and satisfy the purchase price for the Purchased Shares as provided in Section 3;

(c) at the Closing Time, the Vendor shall transfer and deliver to the Purchaser share certificates representing the Purchased Shares duly endorsed in blank for transfer;

(d)     the  parties  shall  effect all transactions contemplated in Section 11.

2.2     ACTIONS/DELIVERIES  BY  THE PARTIES - At or before the Closing Time, the
        -----------------------------------
Vendor and the Purchaser shall take and cause to be taken all necessary and desirable actions, steps and corporate and legal proceedings to approve and authorize the transactions contemplated by this Agreement.

2.3     PLACE  OF  CLOSING - The Closing shall take place at the Closing Time at
        ------------------
the offices of Andre R. Dorais, located at 1, Westmount Square, 20th floor, Westmount (Quebec), H3Z 2P9, or at such other place as may be agreed upon by the Vendor and the Purchaser.


                                    ARTICLE 3
                                 PURCHASE PRICE
                                 --------------

3.1     PURCHASE  PRICE  -  The  total purchase price ("Purchase Price") for the
        ---------------
Purchased  Shares  is  equal  to  the  following  considerations:

     TWO HUNDRED THOUSAND (200,000) shares of Common Stock of Purchaser (collectively referred to as "Exchanged Shares"), payable subject to the terms and conditions and in the manner described in Section 3.2 hereinafter;

ONE DOLLAR (1.00$) payable subject to the terms and conditions and in the manner described in Section 3.2 hereinafter

It is being understood between the parties that said Exchanged Shares and the amount of ONE DOLLAR (1.00$) shall constitute the entire and sole consideration payable by the Purchaser to Vendor.

3.2     SATISFACTION  OF  PURCHASE  PRICE
        ---------------------------------

     The share consideration payable to the Vendor shall be paid by the issuance, of the Exchanged Shares in favor of the Vendor as follows:

(a)      i)     the  issuance  in  favor  of Charron of 100,000 of the Exchanged
Shares which shall be released to Charron no later then six (6) months following the Closing Date, subject to the terms and conditions herein;

ii) the issuance of these shares is also subject to the condition that Charron works as a part time employee of the Purchaser or an affiliated company of the latter for one (1) year starting on the Closing Date. It being understood that, in the event that Charron stops working for the Purchaser or an affiliated company, the Vendor will have to remit all the Exchange Shares to the Purchaser;

(b)     i)     six  (6)  months  after  the anniversary of the Closing Date, the issuance in favor of Charron of 100,000 of the Exchanged Shares, subject to the terms and conditions herein;

ii) the issuance of these shares is also subject to the condition that Charron works as a part time employee of the Purchaser or an affiliated company of the latter for an additional one (1) year starting on the anniversary of the Closing Date. It being understood that, in the event that Charron stops working for the Purchaser or an affiliated company, the Vendor will have to remit 100,000 of the Exchange Shares to the Purchaser;

(c) In the event that Charron is dismissed without cause or laid off by the Purchaser or an affiliated company of the latter, subject to the other terms and conditions herein, all the Exchanged Shares shall be issued as if Charron was still an employee of the Purchaser or an affiliated company.

     The monetary consideration payable to the Vendor shall be paid as follows: the payment of ONE DOLLAR (1.00$) by the Purchaser to Schlagalack at the Closing Date.


                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

4.1     REPRESENTATIONS  AND  WARRANTIES  CONCERNING  THE  VENDOR  -  The Vendor
        ---------------------------------------------------------
represents and warrants to the Purchaser as follows, and acknowledges that the Purchaser is relying on said representations and warranties in entering into this Agreement:

(A)     RIGHT  TO SELL - The Vendor is the sole registered and beneficial owner,
        --------------
with good and marketable title thereto, of the Purchased Shares, the whole as set out in Schedule 2.1 hereto, free and clear of all Encumbrances and prior claim, hypothecs and pledges. The Vendor has the exclusive right to sell, transfer and assign the Purchased Shares as provided in this Agreement and such disposition will not violate, contravene, breach or offend against or result in any default under any indenture, mortgage, lease, agreement, obligation, instrument, charter or by-law provision, statute, regulation, order, judgment decree, licence, permit or law to which the Vendor and the Acquired Corporation is a party or subject or by which either of them are bound or affected.

(B)     ENFORCEABILITY OF OBLIGATIONS - This Agreement has been duly authorized,
        -----------------------------
executed and delivered by the Vendor and constitutes a valid and binding obligation enforceable against him in accordance with its terms.

(C)     ABSENCE  OF CONFLICTING AGREEMENTS - The Vendor is not a party to, bound
        ----------------------------------
or affected by or subject to any indenture, mortgage, lease, agreement, obligation, instrument, charter or by-law provision, statute, regulation, order, judgment, decree, licence, permit or law which would be violated, contravened, breached by, or under which default would occur or an Encumbrance would be created as a result of the execution and delivery of this Agreement or any other agreement to be entered into under the terms of this Agreement, or the performance by the Vendor or the Acquired Corporation of any of their respective obligations provided for under this Agreement or any other agreement contemplated herein.

(D)     NON-ARM'S  LENGTH  TRANSACTIONS  - Neither the Vendor nor any Person not
        -------------------------------
dealing  at  arm's  length  with  him:

(a) owns, directly or indirectly, any interest in or is an employee, consultant to or agent of, an entity which is a competitor, lessor, lessee, customer or supplier of the Acquired Corporation;

(b) owns, directly or indirectly, any interest in any property or asset of the Acquired Corporation;

(c)     is  a  party  to  any  Contract  with  any  Acquired  Corporation;  or

(d)     has  any  Indebtedness,  liability  or  obligation  to  the  Acquired
Corporation.

     The Acquired Corporation is not indebted or otherwise obligated to the Vendor or any Person not dealing at arm's length with any of them.

(E)     RESIDENCE OF THE VENDOR - The Vendor is not a non-resident of Canada for
        -----------------------
the  purposes  of  the  Income  Tax  Act  (Canada).

(F)     NO  LITIGATION  -  There  are  no  outstanding  claims,  actions, suits,
        --------------
litigation or arbitrations, investigations or proceedings at law or before any Governmental Authority pending or, to the knowledge of the Vendor, proposed or threatened, which would prevent the Vendor from completing the transactions required to be completed pursuant to this Agreement.

(G)     BROKERS  -  The  Vendor  has  not  entered into any agreement that would
        -------
entitle any Person to any claim against the Purchaser or the Acquired Corporation for any broker's commission, finder's fee, agent's fee, fee for financial intermediary services or any like payment in respect of the transactions contemplated by this Agreement. To the knowledge of the Vendor, the Acquired Corporation has not made or agreed to make any payment to any broker, agent or professional advisor for or in connection with the transactions contemplated in this Agreement.

4.2     REPRESENTATIONS  AND  WARRANTIES  CONCERNING  THE ACQUIRED CORPORATION -
        ----------------------------------------------------------------------
The Vendor represents and warrants to the Purchaser as follows, and acknowledges that the purchaser is relying on said representations and warranties in entering into this agreement:

4.2.1     INCORPORATION  AND  REGISTRATION  -  The  Acquired Corporation is duly
          --------------------------------
incorporated and validly existing under the laws of Quebec and has all necessary corporate power, authority and capacity to own its properties and assets and to carry on its business as presently conducted.

4.2.2     SUBSIDIARIES  -  Ixiem  does  not  own,  or  have  any interest in any
          ------------
securities  of  any  other  corporation.

4.2.3     CAPITALIZATION  -  The  authorized  and  issued  share  capital of the
          --------------
Acquired Corporation is as set forth in Schedule 2.1. All of the shares in the capital of the Acquired Corporation have been duly authorized and validly issued and are outstanding as fully paid and non-assessable shares of the Acquired Corporation. No options, warrants or other rights to purchase shares or other securities of the Acquired Corporation and no securities or obligations convertible into or exchangeable for shares or other securities of the Acquired Corporation have been authorized or agreed to be issued or are outstanding.

4.2.4     TITLE  TO ASSETS - The Acquired Corporation is the sole beneficial and
          ----------------
sole owner of all of its respective assets and interests in assets, real and personal, with good and valid title, free and clear of any Encumbrances. Without limiting the foregoing, Ixiem is and remain at the Closing Date, the sole owner, without any Encumbrances, of all electronic equipment listed in
Schedule  4.2.4.

4.2.5     ABSENCE  OF  CONFLICTING  AGREEMENTS - The Acquired Corporation is not
          ------------------------------------
party to, bound or affected by or subject to any indenture, mortgage, lease, agreement, obligation, instrument, charter or by-law provision, statute, regulation, order, judgement, decree, licence, permit or law which would be violated, contravened, breached by, or under which default would occur or an Encumbrance would be created as a result of the execution and delivery of this Agreement or any other agreement to be entered into under the terms of this Agreement, or the performance by the Vendor or the Acquired Corporation of any of their respective obligations provided for under this Agreement or any other agreement contemplated herein.

4.2.6     REGULATORY  APPROVALS  -  No governmental or regulatory authorization,
          ---------------------
approval, order, consent, or filing (save and except filing of declarations under the Act Respecting the Legal Publicity of Sole Proprietorship, Partnerships and Legal Persons (Quebec) and filing of appropriate forms to Industry Canada) is required on the part of the Vendor or the Acquired Corporation, in connection with the execution, delivery and performance of this Agreement or any other documents and agreements to be delivered under this Agreement or the performance of the Vendor's obligations under this Agreement or any other documents and agreements to be delivered under this Agreement.

4.2.7     FINANCIAL  STATEMENTS - The Financial Statements have been prepared in
          ---------------------
accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding period and present fairly:

(a)     all  of  the  assets, liabilities and financial position of the Acquired
Corporation  as  at  the  dates  indicated;  and

(b) the sales, earnings, results of operation and changes in financial position of the Acquired Corporation for all of the dates and periods indicated.

4.2.8     ABSENCE  OF LIABILITIES OF IXIEM  -  On the Closing Date, Ixiem has no
          --------------------------------
liabilities or any obligation (whether accrued, absolute, contingent or otherwise) outstanding.

4.2.9     ABSENCE  OF  CHANGES  OR  UNUSUAL TRANSACTIONS - Since the date of the
          ----------------------------------------------
Balance Sheet, Ixiem has carried on its business and conducted its operations and affairs in the ordinary and normal course of business consistent with past practice and there has not been:

(a) any material change in the financial condition or operations of Ixiem other than changes in the ordinary and normal course of business, none of which has been materially adverse;

(b) any damage, destruction, loss, labour trouble or other event, development or condition of any character (whether or not covered by insurance) materially and adversely affecting the business, assets or properties of Ixiem;

(c) any assumption of any obligation or liability (fixed or contingent), except unsecured current obligations and liabilities incurred in the ordinary and normal course of business;

(d) any discharge or satisfaction of any lien or encumbrance, or payment of any obligation or liability (fixed or contingent) other than liabilities included in the Balance Sheet and liabilities incurred since the date of the Balance Sheet in the ordinary and normal course of business;

(e) any operating loss or any extraordinary loss, waiver or omission to take any action in respect of any rights of substantial value, or entering into any commitment or transaction not in the ordinary and normal course of business where such loss, rights, commitment or transaction is or would be material in relation to Ixiem;

(f) any mortgage, pledge, lien, grant of a security interest in or other Encumbrance of any of its assets or property, whether tangible or intangible;

(g) directly or indirectly, any declaration or payment of any dividends or declaration or making of any other payments or distributions on or in respect of any of its shares or, directly or indirectly, the purchase or other acquisition of any of its shares or any other capital outlays or expenditures by Ixiem or withdrawals of capital from Ixiem; or

(h) the authorization, agreement or other commitment to do any of the foregoing.


4.2.10     OPERATIONS-  It  is  understood  that  Ixiem  can  terminate its Real
           ----------
Property Lease at its convenience, and that it has already moved its assets and personnel to iVision Integral's premises situated at 1, Westmount Square, Westmount, Quebec, and since that time, has concentrated its operations and resources for the benefit of iVision Integral Inc. and accordingly has changed its normal cause of business.

4.2.11     RESERVES  AND  ACCRUALS  -  The  reserves  and  Accrued  Liabilities
           -----------------------
disclosed on or reflected in the Financial Statements and the Books and Records are sufficient in all respects to provide for the liabilities in respect of which they have been established and have been established in accordance with generally accepted accounting principles. In particular, Ixiem has made adequate provisions in its Books and Records for any write-downs required for uncollectible Accounts Receivable, obsolete or unusable Inventories.

4.2.12     NO  JOINT VENTURE INTERESTS, ETC. - The Acquired Corporation is not a
           ---------------------------------
partner, beneficiary, trustee, co-tenancy, joint venture or otherwise a participant in any partnership, trust, joint venture, co-tenancy or other similar jointly owned business undertaking and the Acquired Corporation has no other significant investment interests in any business owned or controlled by any third party.

4.2.13     ABSENCE  OF  GUARANTEES  -  The Acquired Corporation has not given or
           -----------------------
agreed to give, or is a party or bound by, any guarantee or indemnity in respect of indebtedness, or other obligations, of any Person, or any other commitment by which the Acquired Corporation is responsible for such indebtedness or other obligations.

4.2.14     ABSENCE  OF  ACCOUNTS  RECEIVABLE -  On the Closing Date, there is no
           ---------------------------------
Account  Receivable  outstanding.

4.2.15     BUSINESS  IN  COMPLIANCE  WITH  LAW  -  In all material respects, the
           -----------------------------------
operations of Ixiem have been and are now conducted in compliance with all applicable Laws of each jurisdiction in which Ixiem carries on or has carried on business and Ixiem has not received any notice of any alleged breach of any such Laws. The Governmental Authorizations are all such authorizations required by Ixiem to enable it to carry on its business in compliance with applicable Laws. Such Governmental Authorizations are in full force and effect in accordance with their terms, and there have been no violations thereof and no proceedings are pending or, to the knowledge of the Vendor, threatened, which could result in their revocation or limitation.

4.2.16     RESTRICTIVE  COVENANTS - Ixiem is not a party to or bound or affected
           ----------------------
by any commitment, agreement or document containing any covenant expressly limiting the freedom of Ixiem to compete in any line of business, transfer or move any of its assets or operations or which materially or adversely affects the business practices, operations or conditions of Ixiem or the continued operation of its business after the Closing on substantially the same basis as its business is presently carried on.

4.2.17     INTELLECTUAL  PROPERTY  -
           ----------------------

(a) The only Intellectual property of the Acquired Corporation is limited to that as described in Schedule 1.1.20.

(b) The Vendor has no knowledge of any claim of adverse ownership, invalidity or other opposition with any of the Intellectual Property nor of any pending or threatened suit, proceeding, claim, demand, action or investigation of any nature or kind against any of the Acquired Corporation.

4.2.18     EQUIPMENT  CONTRACTS  -  The  Acquired  Corporation  is  not party or
           --------------------
otherwise  bound  by  any  Equipment  Contracts.

4.2.19     REAL  PROPERTY  LEASES  -
           ----------------------

(a) Ixiem is not party to any Real Property Leases other than the Real Property lease entered with the Vendor (hereinafter "Lease");

(b) All payments required to be made by Ixiem pursuant to the Lease have been duly paid and Ixiem is not otherwise in default in meeting its obligations under the Lease.

(c) Ixiem may, at its entire discretion, unilaterally terminate the Lease simply upon giving a five (5) days written notice to that effect. Ixiem declares that it can terminate the Lease, without penalty, charges or other rental payments at its convenience.

4.2.20     EMPLOYMENT  MATTERS  -
           -------------------

(a)     At  the  Closing Date, there will not be any employee working for Ixiem.

(b) There were no employment policies, practices or plans, including policies, practices or plans regarding incentive compensation, stock options, severance pay or other terms or conditions of employment which were binding upon Ixiem.

(c) Ixiem has been operating in full compliance with all Laws relating to employees, including labour standards, occupational health and safety, industrial accidents and occupational diseases, human rights, pay equity and employment equity. To the best of Vendor's knowledge, there have been no complaints under such Laws against Ixiem.

(e) All amounts owing in respect of salary, wages, bonus or benefits including any vacation pay, severance pay, termination pay or indemnity in lieu of notice, have been paid.

(f) No employee has a claim for overtime or time off in lieu of overtime or for a leave of absence with or without pay, which has not been paid.

(g) Ixiem has no agreement, written or verbal, with any independent persons, consultants or other independent contractors which was not terminated before the Closing Date.

(h) No dependent or independent contractors or sub-contractors are in default of complying with any legal obligations that could bind Ixiem.

4.2.21     COLLECTIVE  AGREEMENTS  -  Ixiem is not and was never a party, either
           ----------------------
directly or by operation of law, to any Collective Agreement which would have covered any of its employees or any dependent contractors of Ixiem.

4.2.22     INSURANCE  -  The  only  insurance  policy  that  Ixiem  maintains is
           ---------
attached  herewith  in  Schedule  4.2.22.

4.2.23     CONTRACTS  -
           ---------

(a) Except for the Material Contracts attached in Schedule 4.2.23(a), Ixiem is not a party to or bound by any Material Contract. The Material Contracts listed in Schedule 4.2.23(a) are all in full force and effect, unamended, and no default exists under such Material Contracts on the part of any of the parties to such Contracts. None of the Material Contracts include provisions requiring consent to a change of control of the Company.

(b) There are no current or pending negotiations with respect to the renewal, repudiation or amendment of any such Material Contract.

4.2.24     LITIGATION  -  Except  for  the  Protectron bill attached in Schedule
           ----------
4.2.24, there is no suit, action, litigation, investigation, claim, complaint, grievance or proceeding, including appeals and applications for review, in progress, or, to the knowledge of the Vendor, pending or threatened against or relating to Acquired Corporation before any court, Governmental Authority, commission, board, bureau, agency or arbitration panel. The Vendor has no knowledge of any existing ground on which any such action, suit, litigation or proceeding might be commenced with any reasonable likelihood of success. There is not presently outstanding against Acquired Corporation any judgment, decree, injunction, rule or order of any court, Governmental Authority, commission, board, bureau, agency or arbitrator.

4.2.25     TAX  MATTERS  -
           ------------

(a) The Acquired Corporation has duly and timely filed their its Tax Returns with the appropriate Governmental Authority and has duly, completely and correctly reported all income and all other amounts and information required to be reported thereon.

(b) The Acquired Corporation has duly and timely paid all Taxes, including all installments on account of Taxes for the current year that are due and payable and the Acquired Corporation has established reserves that are reflected on the Balance Sheet that are adequate for the payment of all Taxes that are not yet due and payable (and that will not be due and payable by the Closing Date) and that relate to periods ending on or prior to Closing Date.

(c) The Acquired Corporation has not requested, or entered into any agreement or other arrangement or executed any waiver providing for, any extension of time within which (i) to file any Tax Return covering any Taxes for which the Acquired Corporation is or may be liable; (ii) to file any elections, designations or similar things relating to Taxes for which the Acquired Corporation is or may be liable; (iii) the Acquired Corporation is required to pay or remit any Taxes or amounts on account of Taxes; or (iv) any Governmental Authority may assess or collect Taxes for which the Acquired Corporation is or may be liable.

(d) The Canadian federal and provincial income and capital tax liabilities of the Acquired Corporation have been assessed by the relevant taxing authorities and notices of assessment have been issued to the Acquired Corporation by the relevant taxing authorities for all taxation years prior to and including the taxation year ended December 31st 1998.

(e) There are no actions, suits, proceedings, investigations, audits or claims now pending or, to the knowledge of the Vendor, threatened, against the Acquired Corporation in respect of any Taxes and there are no matters under discussion, audit or appeal with any Governmental Authority relating to Taxes. The Vendor hereby jointly and severally agree to forthwith pay the full amount of any reassessment against Ixiem arising out of events which occurred before the Closing Date.

(f) The Acquired Corporation has duly and timely withheld from any amount paid or credited by it to or for the account or benefit of any Person, including, without limitation, any of its employees, officers and directors and any non-resident Person, the amount of all Taxes and other deductions required by any applicable Law, to be withheld from any such amount and has duly and timely remitted the same to the appropriate Governmental Authority.

(g) The Acquired Corporation has not acquired property from or disposed of property to a Person with whom it does not deal at arm's length for purposes of the Income Tax Act (Canada) for proceeds of disposition which are greater or less than the fair market value of the property acquired or disposed.

4.2.26     BOOKS AND RECORDS - All Books and Records of the Acquired Corporation
           -----------------
have been delivered or made available to the Purchaser. Such Books and Records fairly and correctly set out and disclose in all material respects the financial position of the Acquired Corporation and all financial transactions of the Acquired Corporation have been accurately recorded in such Books and Records.

4.2.27     CORPORATE RECORDS AND MINUTE BOOKS - The corporate records and minute
           ----------------------------------
books of the Acquired Corporation have been delivered or made available to the Purchaser. The articles and by-laws are in full force and effect and no amendments have been made to the same. The minute books, including the articles and by-laws of the Acquired Corporation, include complete and accurate minutes of all meetings of the directors or shareholders of the Acquired Corporation, as applicable, held to date or resolutions passed by the directors or shareholders on consent, since the date of incorporation of the Acquired Corporation. The share certificates book, register of shareholders, register of transfers and register of directors of the Acquired Corporation, are complete and accurate.

4.2.28     BANK  ACCOUNTS, ETC. - On the Closing Date, Ixiem has no bank account
           --------------------
or  credit  line  or  any  loan,  whatsoever.

4.2.29     NO  ASSOCIATED/RELATED  COMPANIES  -  Except  for  Schlagalack,  no
           ---------------------------------
companies are or have been "associated" with or "related" to the Acquired Corporation for purposes of the Income Tax Act (Canada) or corresponding provincial tax legislation.

4.2.30     NON-ARM'S  LENGTH  TRANSACTIONS  -
           -------------------------------

(a) The Acquired Corporation has not, since the date of the Balance Sheets, made any payment or loan to, or borrowed any moneys from or is otherwise indebted to, any officer, director, employee, shareholder or any other person not dealing at arm's length of the Acquired Corporation, except in the ordinary and normal course of business;

(b) The Acquired Corporation is not a party to any Contract with any officer, director, employee, shareholder or any other person not dealing at arm's length with the Acquired Corporation;

(c) No officer, director or shareholder of the Acquired Corporation and no entity which is an affiliate or associate of one or more of such individuals:
(i) owns, directly or indirectly, any interest in (except for shares representing less than one percent of the outstanding shares of any class or series of any publicly traded company), or is an officer, director, employee or consultant of, any person which is, or is engaged in business as, a competitor of Ixiem or a lessee, supplier, distributor, sales agent or customer of Ixiem;
(ii) owns, directly or indirectly, in whole or in part, any property that Ixiem uses in the operation of its business; or (iii) has any cause of action or other claim whatsoever against, or owes any amount to, the Acquired Corporation, except for any liabilities reflected in the Interim Financial Statements and claims in the ordinary and normal course of business such as for accrued vacation pay and accrued benefits for employees.

4.2.31     FULL  DISCLOSURE  -  All  information, which has been provided to the
           ----------------
Purchaser is true and correct in all material respects and no material fact or facts have been omitted therefrom which would make such information misleading.

4.3     REPRESENTATIONS  AND  WARRANTIES  CONCERNING  SCHLAGALACK  -  Charron
        ---------------------------------------------------------
represents  and  warrants  to  the  Purchaser  as  follows:

4.3.1     INCORPORATION - Schlagalack is a company duly incorporated and validly
          -------------
existing  under  the  laws  of  Quebec,  Canada

4.3.2     ENFORCEABILITY  OF  OBLIGATIONS  -  This  Agreement  has  been  duly
          -------------------------------
authorized and executed by Schlagalack and constitutes a valid and binding obligation for Schlagalack enforceable against it in accordance with its terms.

4.3.3     ABSENCE  OF  CONFLICTING  AGREEMENTS  - Schlagalack is not a party to,
          ------------------------------------
bound or affected by or subject to any indenture, mortgage, lease, agreement, obligation, instrument, charter or bylaw provision, statute, regulation, order, judgement, decree, license, permit or law which would be violated, contravened or breached by, or under which any default would occur or a lien, claim, restriction or encumbrance would be created as a result of the execution and delivery by it of this Agreement or the performance by it of any of the terms of this Agreement.

4.3.4     SHAREHOLDER - Charron is the sole registered and beneficial owner with
          -----------
good  and  marketable  title  of  all  the  shares  of  Schlagalack.

4.3.5     NO  AGREEMENTS,  OPTIONS,  ETC  - No person, partnership, association,
          ------------------------------
firm, corporation or other entity has any written or oral agreement, option, understanding or commitment for the purchase of any of the Purchased Shares.

4.3.6     NO  SUBSCRIPTION RIGHTS  -  No person, partnership, association, firm,
          -----------------------
corporation or other entity has any written or oral agreement, option, understanding or commitment, including without limitations convertible securities, warrants or convertible obligations of any nature, for the purchase, subscription, allotment or issuance of any of the Purchased Shares.


                                    ARTICLE 5
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
                 -----------------------------------------------


          The Purchaser hereby represents and warrants to the Vendor the matters set out below.

5.1     INCORPORATION  -  The  Purchaser  is a corporation duly incorporated and
        -------------
validly  existing  under  the  laws  of  Nevada,  U.S.A.

5.2     ENFORCEABILITY OF OBLIGATIONS - This Agreement has been duly authorized,
        -----------------------------
executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms.

5.3     ABSENCE  OF  CONFLICTING  AGREEMENTS  - The Purchaser is not a party to,
        ------------------------------------
bound or affected by or subject to any indenture, mortgage, lease, agreement, obligation, instrument, charter or bylaw provision, statute, regulation, order, judgement, decree, license, permit or law which would be violated, contravened or breached by, or under which any default would occur or a lien, claim, restriction or encumbrance would be created as a result of the execution and delivery by it of this Agreement or the performance by it of any of the terms of this Agreement.

5.4     LITIGATION - There is no suit, action, litigation, investigation, claim,
        ----------
complaint or proceeding before any Governmental Authority in progress or, to the knowledge of the Purchaser, pending or threatened against or relating to the Purchaser, which, if determined adversely to the Purchaser, would, prevent the Purchaser from fulfilling any of its obligations set out in, arising from or in connection with this Agreement, and the Purchaser has no knowledge of any existing ground on which any such action, suit, litigation or proceeding might be commenced with any reasonable likelihood of success.

5.5     NO AGREEMENTS, OPTIONS, ETC - No person, partnership, association, firm,
        ---------------------------
corporation or other entity has any written or oral agreement, option, understanding or commitment for the purchase of any of the Exchanged Shares.

5.6     NO  SUBSCRIPTION  RIGHTS  -  No  person, partnership, association, firm,
        ------------------------
corporation or other entity has any written or oral agreement, option, understanding or commitment, including without limitations convertible securities, warrants or convertible obligations of any nature, for the purchase, subscription, allotment or issuance of any of the Exchanged Shares.

5.7      REGISTRATION  AND  DISPOSITION  OF  EXCHANGED  SHARES  -  The Exchanged
         -----------------------------------------------------
Shares to be issued pursuant to Section 3 of this Agreement have not been registered under the U.S. Securities Act of 1933, as amended (the "Act"), and may not be offered, sold or otherwise transferred unless such securities are included in an effective registration statement under the Act or an opinion of U.S. counsel concurred in by counsel to the Purchaser has been delivered to the effect that registration of such securities is not required based upon applicable exemption from registration. Such an exemption, by way of example only, may be available under rule 144 of the Act, which requires, among other things, that the securities be owned and fully paid for a minimum of one (1) year prior to the sale, that such sales be effected through a registered broker/dealer and that there be current public information, regarding the issued shares, available to the public. This is a summary of the requirements of that rule and is not intended to be a complete statement of its requirements.

5.8     TAXES  -  The  Purchaser  has  duly filed all tax returns required to be
        -----
filed by it and has paid all taxes which are due and payable, including but not limited to income taxes, goods and services taxes, provincial or state sales taxes, payroll taxes, workman's compensation and all deductions required at source, and has paid all assessments and reassessments, and all other Taxes, dues, governmental charges, penalties, interest and fines due and payable by it.

5.9     RESIDENCY  -  The  Purchaser  is  not  a  resident  of Canada within the
        ---------
meaning  of  the  Income  Tax  Act  (Canada)  and  the  Taxation  Act  (Quebec).

5.10     NON-VIOLATION  -  The  entering  into  of  this  Agreement  and  the
         -------------
performance by the Purchaser of the transactions contemplated under and pursuant to this Agreement does not and will not i) conflict with, result in a breach of the terms, conditions, or provisions of, or constitute a default under the articles or by-laws of the Purchaser or any agreement, written or oral, to which the Purchaser of any of its affiliates are subject, or ii) violate any laws or regulations applicable to the Purchaser including the Securities Act (Quebec), or iii) require any consent or other action by any administrative or governmental body, including, without limiting the foregoing, the Commission des valeurs mobili res du Qu bec or any securities exchange commission.


                                    ARTICLE 6
                              NON-WAIVER; SURVIVAL
                              --------------------

6.1     NON-WAIVER  - No investigations made by or on behalf of the Purchaser at
        ----------
any time shall have the effect of waiving, diminishing the scope of or otherwise affecting any representation or warranty made by the Vendor in or pursuant to this Agreement. No waiver of any condition or other provision, in whole or in part, shall constitute a waiver of any other condition or provision (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

6.2     NATURE  AND  SURVIVAL  -  All  representations, warranties and covenants
        ---------------------
contained in this Agreement on the part of each of the parties shall survive the Closing, the execution and delivery under this Agreement of any share or security transfer instruments or other documents of title to any of the Purchased Shares, except that:

(a) any claim for intentional misrepresentation or fraud may be brought at any time;

(b) the representations and warranties set out in Section 4 shall survive and continue in full force and effect without limitation of time;

(c) representations and warranties concerning Tax matters shall survive for a period of ninety days after the relevant authorities shall no longer be entitled to assess liability for Tax against the Acquired Corporation or the Purchaser as the case may be for any particular taxation year ended on or prior to the Closing Date; and

(d) all other representations and warranties shall survive for a period of three (3) years from the Closing Date.


                                    ARTICLE 7
                        PURCHASER'S CONDITIONS PRECEDENT
                        --------------------------------

          The obligation of the Purchaser to complete the purchase of the Purchased Shares under this Agreement shall be subject to the satisfaction of, or compliance with, at or before the Closing Time, each of the following conditions precedent (each of which is acknowledged to be inserted for the exclusive benefit of the Purchaser and may be waived, in writing or verbally, by the Purchaser in whole or in part):

7.1     TRUTH  AND  ACCURACY  OF  REPRESENTATIONS  CONCERNING THE VENDOR AND THE
        ------------------------------------------------------------------------
ACQUIRED  CORPORATION  AT  THE  CLOSING  TIME  -  All of the representations and
    -----------------------------------------
warranties  concerning  the  Vendor  and  the  Acquired  Corporation  made in or
    --
pursuant  to this Agreement shall be true and correct as at the Closing Time and
    --
with  the  same  effect  as  if  made  at  and  as  of  the  Closing  Time.

7.2     PERFORMANCE OF OBLIGATIONS - The Vendor shall have performed or complied
        --------------------------
with, in all respects, their respective obligations, covenants and agreements under this Agreement.

7.3     RECEIPT OF CLOSING DOCUMENTATION - All documentation relating to the due
        --------------------------------
authorization and completion of the sale and purchase of the Purchased Shares under this Agreement and all actions and proceedings taken on or prior to the Closing in connection with the performance by the Vendor of their respective obligations under this Agreement, shall be satisfactory to the Purchaser, acting reasonably, and the Purchaser shall have received copies of all such documentation or other evidence as it may reasonably request in order to establish the consummation of the transactions contemplated hereby and the taking of all corporate proceedings in connection therewith in compliance with these conditions, in form (as to certification and otherwise) and substance satisfactory to the Purchaser acting reasonably.

7.4     CONSENTS,  AUTHORIZATIONS  AND  REGISTRATIONS - All consents, approvals,
        ---------------------------------------------
orders and authorizations of any Person or Governmental Authority (or registrations, declarations, filings or recordings with any such authorities), on the part of the Vendor required in connection with the completion of any of the transactions contemplated by this Agreement, the execution of this Agreement, the Closing or the performance of any of the terms and conditions of this Agreement, shall have been obtained at or before the Closing Time.

7.5     RESIGNATIONS  AND  RELEASES  -  There  shall  have been delivered to the
        ---------------------------
Purchaser on or before the Closing Time the resignations of all individuals who are presently directors or officers of the Acquired Corporation from all offices and positions with the Acquired Corporation as an employee of Ixiem and duly executed comprehensive releases in form and substance satisfactory to the Purchaser from the Vendor of all their claims, respectively, against the Acquired Corporation.


                                    ARTICLE 8
                          VENDOR'S CONDITIONS PRECEDENT
                          -----------------------------

          The  obligations  of  the Vendor to complete the sale of the Purchased
Shares under this Agreement shall be subject to the satisfaction of or compliance with, at or before the Closing Time, each of the following conditions precedent (each of which is acknowledged to be inserted for the exclusive benefit of the Vendor and may be waived, in writing or verbally, by them in whole or in part).

8.1     TRUTH AND ACCURACY OF REPRESENTATIONS OF THE PURCHASER AT CLOSING TIME -
        ----------------------------------------------------------------------
All of the representations and warranties of the Purchaser made in or pursuant to this Agreement shall be true and correct as at the Closing Time and with the same effect as if made at and as of the Closing Time.

8.2     PERFORMANCE  OF  OBLIGATIONS  -  The  Purchaser  shall have performed or
        ----------------------------
complied with, in all respects, all its obligations, covenants and agreements under this Agreement.

8.3     RECEIPT  OF  CLOSING  DOCUMENTATION -  All documentation relating to the
        -----------------------------------
due authorization and completion of the sale and purchase of the Purchased Shares under this Agreement and all actions and proceedings taken on or prior to the closing in connection with the performance by the Purchaser of its obligations under this Agreement, shall be satisfactory to the Vendor, acting reasonably, and the Vendor shall received copies of all such documentation or other evidence as he may reasonably request in order to establish the consummation of the transactions contemplated hereby and the taking of all corporate proceedings in connection therewith in compliance with these conditions.


                                    ARTICLE 9
                         OTHER COVENANTS OF THE PARTIES
                         ------------------------------

9.1     ACTIONS  TO  SATISFY  CLOSING CONDITIONS - Each of the parties agrees to
        ----------------------------------------
take all such actions as are within its power to control, and to use all reasonable efforts to cause other actions to be taken which are not within its power to control, so as to ensure compliance with each of the conditions and covenants set forth in this Agreement which are for the benefit of any other Party.

9.2     CONSENT  TO  JURISDICTION  - Each of the parties irrevocably attorns and
        -------------------------
submits to the exclusive jurisdiction of any Quebec court sitting in Montreal in any action or proceeding arising out of or related to this Agreement and irrevocably agrees that all claims in respect of any such action or proceeding shall be heard and determined in such Quebec court. Each of the parties irrevocably waives, to the fullest extent possible, the defense of an inconvenient forum to the maintenance of such action or proceeding.


                                   ARTICLE 10
                                 INDEMNIFICATION
                                 ---------------

10.1     INDEMNIFICATION BY THE VENDOR - The Vendor agrees to indemnify and save
         -----------------------------
harmless the Purchaser and Ixiem on an after-tax basis as well as the directors and officers of Ixiem against all Losses suffered or incurred as a result of or arising directly or indirectly out of or in connection with any breach by the Vendor of or any inaccuracy of any of the representations and warranties of the Vendor made by the Vendor on a joint and several basis under this Agreement or any breach or non-performance by the Vendor of any covenant to be performed by the Vendor on a joint and several basis under this Agreement or any agreement, instrument, certificate or other document delivered pursuant hereto.

10.2     NOTIFICATION OF AND PARTICIPATION IN CLAIMS - No Claim will arise until
         -------------------------------------------
notice thereof is given to the party (the Indemnitor ) from whom indemnity is sought. Such notice shall be sent within a reasonable time following the determination by a party (the Claimant ) that a Claim for indemnity exists. In the event that any legal proceedings shall be instituted or any Claim or demand is asserted by any third party in respect of which the Indemnitor may have an obligation to indemnify the Claimant, the Claimant shall give or cause to be given to the Indemnitor written notice thereof and the Indemnitor shall have the right, at its option and expense, to be present at the defense of such proceedings, claim or demand, but not to control the defense, negotiation or settlement thereof, which control shall at all times rest with the Claimant, unless the Indemnitor irrevocably acknowledges full and complete responsibility for indemnification of Claimant, in which case the Indemnitor may assume such control through counsel of its choice, provided however, that no settlement shall be entered into without the Claimant's written consent (which shall not be unreasonably withheld). The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such third party legal proceeding, claim or demand.

10.3     MISCELLANEOUS  -  Notwithstanding  anything  in  this  Agreement to the
         -------------
contrary, the indemnity provided for in this Article 10 shall apply to any loss, liability, damage, deficiency or expense, whether or not the actual amount thereof shall have been ascertained prior to the final day upon which a Claim for indemnity with respect thereto may be made hereunder, so long as written notice thereof shall have been given to the Indemnitor prior to said date, setting forth specifically and in reasonable detail, so far as is known, the matter as to which indemnification is being sought, but nothing herein shall be construed to require payment of any claim for indemnity until the actual amount payable shall have been finally ascertained. In addition, any Claims for damages payable hereunder shall be adjusted, in accordance with Canadian generally accepted accounting principles, to reflect the after-tax effect thereof.

10.4     REDUCTION  OF  LOSSES  -  The  amount  of  Losses payable by the Vendor
         ---------------------
shall  be  reduced  by  the  aggregate  amount  of:

(a) any insurance proceeds received by the Purchaser or by the Acquired Corporation or a successor corporation, for and in relation to those Losses, subject to such reduction not resulting in a loss of coverage or reduction of the insurance proceeds received or to be received by the Purchaser or the Acquired Corporation (or a successor corporation) or increase of future insurance premiums which are attributable to such Losses. If insurance proceeds for Losses are received by the Purchase or by the Acquired Corporation or a successor corporation after the Vendor has performed his obligations to indemnify under this Agreement in connection with such Losses, then the Purchaser or the Acquired Corporation or a successor corporation, as the case may be, shall remit to the Vendor the amount of such insurance proceeds;

(b) any reduction in Taxes otherwise payable by the Acquired Corporation or a successor corporation arising from or relating to the Loss.

     Where all or part of the Loss generates a reduction in Taxes the amount of the reduction in Taxes shall reduce the Loss by an equal amount.


                                   ARTICLE 11
                         PROCEDURES AT CLOSING OR AFTER

11.     DELIVERY  OF  CLOSING  DOCUMENTS  -  The  following  shall  occur:
        --------------------------------

a)     The  Vendor  shall  at  Closing  Time:

(i) deliver to the Purchaser certificates respecting all of the Purchased shares duly endorsed in blank for transfer;
(ii) cause the transfer of the Purchased shares to be duly registered and regularly recorded in the name of the Purchaser in the books and corporate records of the Acquired Corporation;
(iii) deliver to the Purchaser certificates respecting all of the issued shares of the Acquired Corporation;
(iv) deliver to the Purchaser the minute books and corporate records of the Acquired Corporation;
(v) deliver to the Purchaser a non-competition agreement and a non-disclosure agreement duly executed by the Vendor;
(vi)     execute  receipts;
(vii)     deliver  releases  in  favor  of  the  Acquired  Corporation.

(b)     The  Purchaser  shall:

(i) deliver to the Vendor, as provided in Section 3, share certificates respecting all of the Exchanged Shares issued for the Closing;
(ii)     remit  to  Schlagalack,  as  provided in Section 3, ONE DOLLAR (1.00$);
(iii) at Closing Time, deliver a certified copy of resolutions of the Board of Directors of the Purchaser and iVision Integral Inc. authorizing the transactions herein;


                                   ARTICLE 12
                                     GENERAL
                                     -------

12.1     PUBLIC  NOTICES  -  All  public  notices to third parties and all other
         ---------------
publicity concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated by the Vendor and the Purchaser and no party shall act unilaterally in this regard without the prior approval of the other party, such approval not to be unreasonably withheld, except where required to do so by law or by the applicable regulations or policies of any provincial or Canadian or other regulatory agency of competent jurisdiction or any stock exchange in circumstances where prior consultation with the other party is not practicable.

12.2     EXPENSES  -  The  Vendor  and  the Purchaser shall pay their respective
         --------
legal, accounting, and other professional advisory fees, costs and expenses incurred in connection with the purchase and sale of the Purchased Shares and the preparation, execution and delivery of this Agreement and all documents and instruments executed pursuant to this Agreement and any other costs and expenses incurred by the party.

12.3     NOTICES - Any notice or other writing required or permitted to be given
         -------
under this Agreement or for the purposes of this Agreement (in this Section referred to as a Notice ) shall be in writing and shall be sufficiently given if delivered, or if transmitted by facsimile or other form of recorded communication tested prior to transmission to such party:

(a)     in  the  case  of  a  Notice  to  the  Vendor:

     Francois  Charron
     1270,  Marconi  Street
     Drummondville,  Quebec
     J2B  8E9

(b)     in  the  case  of  a  Notice  to  the  Purchaser  at:

     iVision  Integral  Inc.
     1  Westmount  Square  #  650
     Westmount  (Quebec)  H3Z  2P9

or at such other address as the party to whom such Notice is to be given shall have last notified the party giving the same in the manner provided in this Section. Any Notice delivered to the party to whom it is addressed as provided above shall be deemed to have been given and received on the day it is so delivered at such address, provided that if such day is not a Business Day then the Notice shall be deemed to have been given and received on the next Business Day. Any Notice transmitted by facsimile or other form of recorded communication shall be deemed given and received on the first Business Day after its transmission.

12.4     ASSIGNMENT  -  Neither this Agreement nor any benefits or burdens under
         ----------
this Agreement shall be assignable by any party without the prior written consent of each of the other parties. Subject to the foregoing, this Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, executors, legal representatives, successors (including any successor by reason of amalgamation of any party) and permitted assigns.

12.5     FURTHER  ASSURANCES  - The parties shall, with reasonable diligence, do
         -------------------
all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated by this Agreement, and each party shall provide such further documents or instruments required by any other party as may be reasonably necessary or desirable to effect the purpose of this Agreement and carry out its provisions, whether before or after the Closing.

12.6     REMEDIES  CUMULATIVE  -  Except as otherwise herein expressly provided,
         --------------------
the rights and remedies of the parties under this Agreement are cumulative and in addition to and not in substitution for any rights or remedies provided by law. Any single or partial exercise by any party hereto of any right or remedy for default or breach of any term, covenant or condition of this Agreement does not waive, alter, affect or prejudice any other right or remedy to which such party may be lawfully entitled for the same default or breach.

12.7     LANGUAGE  -  The parties declare that they have requested and do hereby
         --------
confirm their request that this Agreement be drawn up in English; les parties d clarent qu'elles ont exig et par les pr sentes confirment leur demande que ce contrat soit r dig en anglais.

12.8     COUNTERPARTS  AND  FACSIMILE  -  This  Agreement may be executed by the
         ----------------------------
parties in separate counterparts and by facsimile each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.


     IN WITNESS WHEREOF the parties have duly executed this Agreement at the place and date herein above mentioned.



     IVISION  GROUP  LTD.                    FRANCOIS  CHARRON

Per:  /s/ Andre Dorais                       Francois Charron
     ____________________                    _____________________
     Andre Dorais, Director                    Francois  Charron


     SCHLAGALACK  INC.                    IXIEM!  PRODUCTION  INC.


Per: /s/  Francois  Charron                 Per /s/ Francois Charron
     ____________________                    _____________________
     Francois  Charron                         Francois  Charron